Exhibit 99.2 Jay Debertin, President and CEO (use Eidecom-produced imagery specific to annual meeting to match other speaker title approaches)

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Our values Our purpose Integrity Creating connections Safety to empower agriculture Inclusion Cooperative spirit 8

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Our Strategies Create an experience that Evolve our core Grow market access Transform the business empowers customers and businesses by capitalizing to add value for to unleash the makes CHS their on changing market our owners enterprise first choice dynamics Evolve and animate – no changes to words © 2019 CHS Inc. Internal 47

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Creating connections to empower agriculture

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ALTERNATE PHOTOS

Exhibit 99.2

Jay Debertin, President and CEO

(use Eidecom-produced imagery specific to annual meeting to match other speaker title approaches)

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CHS
CHS
CHS Ag Services


Our values
Integrity
Safety
Inclusion
Cooperative spirit
Our purpose
Creating connections
to empower agriculture










Lexi W
CHS
CHS

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JOHN
THE NORTH FACE






DEKALB
Sunrise
Jason
Sweet Breeze Farms
Sunrise









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CHS
Bob

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CH 9379
ACL 00219
IN 077503











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St. Mary's Hospital and Clinics
Cottonwood, Idaho
AMBULANCE

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HAWAII






CHS

Our Strategies

Create an experience that empowers customers and makes CHS their first choice	Grow market access to add value for our owners	Evolve our core businesses by capitalizing on changing market dynamics	Transform the business to unleash the enterprise

Evolve and animate – no changes to words

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CHS
ThinkPad


5
4
3
2
1
2150
1000 PSF ZONE
HEAVY LOAD ZONE - 2000 PSF
2200
2250
HEAVY LOAD ZONE - 2000 PSF
1000 PSF ZONE
2300
2350




C-5


50


JLG




SCF 26021
SCF 11133B






CHS
ACUVANT™
Penetrant • Drift Reduction Agent • Deposition Aid • Spreader • Sticker
Soy-Enhanced
CHS
ACUVANT™

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MultiSync EA243WM
NEC
MultiSync E223W
Time span:
Corn
0.01
117.00
UNITED STATES
Add Panel


CHS


Bob
CHS


FAMILY
AUTOMATED FUEL DELIVERY, THE
ULTIMATE CONVENIENCE
LG


8184.01 - 8642.52
8642.52 - 9041.14


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Creating connections
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ALTERNATE PHOTOS




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BUNGE 145078


JOHN DEERE
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